UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 23, 2015

ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:    (203) 272-2596

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Alexion Pharmaceuticals, Inc. on June 23, 2015 (the “Original Report”) to include the consent (the “Consent”) of PricewaterhouseCoopers LLP, Synageva BioPharma Corp.’s (“Synageva’s”) Independent Registered Public Accounting firm, to use its report on the financial statements and the effectiveness of internal control over financial reporting included in Synageva’s Annual Report on Form 10-K for the year ended December 31, 2014, which was incorporated by reference into the Original Report. The Consent, which was not included with the Original Report, is attached hereto as Exhibit 23.1. Except as set forth herein, this amendment does not amend, modify or update the disclosure contained in the Original Report.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2015		ALEXION PHARMACEUTICALS, INC.
	By:	/s/ Michael V. Greco
Name: Michael V. Greco
Title: Vice President of Law and Corporate Secretary